Supplement dated May 3, 2010
to the Class J Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2010
(As Supplemented on March 1, 2010 and March 17, 2010)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

DIVIDENDS AND DISTRIBUTIONS
On page 230, in the third bulleted paragraph in this section, add the SAM Flexible Income Portfolio to the list of Funds and in the fourth bulleted paragraph in this section, delete the SAM Flexible Income Portfolio from the list of Funds.